EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:   November 1, 2007                                                        Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ David Lenihan
  David Lenihan
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Thomas A. Barr
  Thomas A. Barr
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Wayne Bernitt
  Wayne Bernitt
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Paul Cartmell
  Paul Cartmell
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:   November 1, 2007                                                        Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  Bruce Bennett
  Bruce Bennett
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  Richard Diment
  Richard Diment
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:   November 1, 2007                                                        Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Donald W. & Peggy M. Hampton
  Donald W. & Peggy M. Hampton Living Trust dated 5/10/96
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:   November 1, 2007                                                        Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Julie A. & Bruce W. Bennett
  Julie A. & Bruce W. Bennett
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Gerry Harkins
  Gerry Harkins
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Ralph Duggan
  Ralph Duggan
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/ Joe M. Hatfield
  Joe M. Hatfield
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  Walter K. Hoch
  Walter K. Hoch
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  R. A. Lock
  R. A. Lock
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:   November 1, 2007                                                        Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  Kelvyn Gardner
  Kelvyn Gardner
  Dated as of November 1, 2007

EXHIBIT 10.109

PERFORMANCE HEALTH TECHNOLOGIES, INC.
427 Riverview Plaza
Trenton, NJ 08611
Telephone:  (609) 656-0800
Facsimile:  (609) 656-0869

Dear Holders of Promissory Notes dated April 4, 2006, May 15, 2006, May 24, 2006,
June 30, 2006, December 27, 2006, January 11, 2007, January 16, 2007 and May 14, 2007:

The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of November 1, 2007 (the “Current Maturity Date”) to a new maturity date of May 1, 2008 (the “New Maturity Date”) and waiver of any event of default relating to the non-payment of such note as of November 1, 2007 (the “Waiver”).

Toward that end, we ask that you complete, sign and return this letter as soon as possible.

Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

Dated as of:  November 1, 2007                                                         Very truly yours,

Dominique Prunetti Miller

Dominique Prunetti Miller
Secretary

The New Maturity Date and Waiver is accepted
and agreed by the undersigned noteholder:

By:  /s/  Simon Munden
  Simon Munden
  Dated as of November 1, 2007